Exhibit 10.17


LOGO

To:                                      FROM:
Rich Widdicombe                          Suzanne A. Spantidos

COMPANY:                                 DATE:
American Vehicle Insurance Co            DECEMBER 6, 2000

FAX NUMBER:                              TOTAL NO. OF PAGES INCLUDING COVER:
954-308-1211                             TWO

PHONE NUMBER:                            SENDER'S REFERENCE NUMBER:
954-308-1254                             TBD

RE: Replacement of State National Treaty with American Vehicle Treaty

Dear Rich:

Below please find a summary of the terms and conditions for the American Vehicle Treaty. As you are aware, this treaty is replacing the State National/Federated treaty. The terms follow the State National treaty, including the commission structure. As you may remember, Teddy initially stated he would reduce the front fee, but then decided that he could not make this change.

Please note that the wording will be more closely related to the existing Federated treaty as I expect American Vehicle to assume all Insurance and Business risk. There will be no Hold Harmless provisions and LAE and ECO/XPL are limited within the treaty terms.

I will be forwarding the wordings sometime in February. Please sign one of the copies enclosed and return it to my attention. Please keep the other copy for your files.

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Company:                        American Vehicle Insurance Company
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Business Covered:               Private Passenger Auto
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Territory:                      Florida
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Commencement                    Effective 11/1/2001, on new and renewal business
& Termination                   Losses Occurring Basis.

                                The treaty may be cancelled at semi annually by giving 90 days prior written notice by certified mail.

                                Special Termination Clause (see attached)

                                Company has option to elect Runoff or Cutoff. Election must be made within 30 days of notice of cancellation/termination.
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Coverage:                       80% Quota Share
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Ceding Commission:              Minimum/Provisional:  26.5% @ 68.5% LR 0.8:1
                                Pivot:  30.0% @ 63.5% LR 1:1
                                Maximum:  36.5% @ 57.5% LR
                                Deficit/Credit Carryforward to extinction.
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Definitions:                    Written Premium: Gross Written Premium for the
                                policy, less cancellations and return premium.
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Page 2
American Vehicle Terms

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Definitions Continued           Collected Premium: Premium actually collected by
                                producer/agent or MGA from the insureds policy payment schedule.

                                Earned Premium: Earned Portion of the Written Premium (as defined above), using the Daily Pro Rata calculation method or other accepted calculation method as agreed to.
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Commission Adjustment           24 months from inception, with 6.5% IBNR.
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Loss Adjustment Exp:            Treaty Limitation of ALAE: Total allocated loss
                                adjustment expense, including outside legal
                                counsel, shall be the lesser of actual ALAE or 8% of Earned Premium.
                                Allocated loss adjustment expense and legal
                                expense shall be reported separately.
                                Payment of ALAE: Superior Adjusting Inc. will receive, through the monthly accounts, 7.5% of Earned Premium. An adjustment for Actual ALAE will be made at the time of the Commission Adjustment.
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Limits:                         Basic Limits Policies Only
                                BI  10,000/20,000
                                PD  10,000
                                APD  30,000
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Reports & Remittances:          Monthly reports within 30 days and remittance
                                within 60 days.
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Warranty:                       No rate decreases or discount increases without
                                prior reinsurer written approval.
                                Premium Cap of $15MM
                                MGA cannot write additional programs without
                                prior reinsurer approval
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Exclusions:                     Guaranty funds, insolvency funds, pools,
                                pollution BRMA 39A and 39B, and attached auto specific list.
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ECO/XPL                         ECO/XPL will be covered at 80% with a total per
                                claim limitation of $500,000 inclusive of policy limits. Annual Aggregate limit of $1.5MM
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Terrorism                       In the event of a terrorist act, this treaty
                                will be subject to an Annual Aggregate Limit of $1.5M for all losses incurred by a terrorist act. This condition will be re-addressed when the ISO PPA Terrorist wording has been developed and distributed.
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General Conditions:             General conditions to include wording attached
                                for: offset clause, salvage and subrogation
                                clause, arbitration clause and access to
                                records.
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Informational:                  Underwriting guidelines and rates to be filed
                                with Reinsurer. Ceding Commission to be paid on a Collected basis.
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/s/Suzanne A. Spantidos    Date 12-7-01      /s/Rich Widdicombe  Date 2/12/02
-----------------------                      ------------------
Suzanne A. Spantidos                         Rich Widdicombe
Transatlantic Reinsurance Company            American Vehicle Insurance Company

                           Special Termination Clause

Either party to this Agreement shall have the right to cancel this Agreement immediately by giving 10 days written notice to the other party by registered mail in the event that one party:

1. has its financial condition impaired by a reduction of surplus as regards policyholders of 15% or more in any twelve month period from the inception date of this Agreement;

2. Has it's A.M. Best rating reduced to B or lower or its S&P rating reduced to BB+ or lower;

3. is declared insolvent or put in liquidation by any competent regulatory authority or court of competent jurisdiction;

4. Loses its operating license, or has its operating license suspended, in any jurisdiction;

5.   ceases writing new or renewal business;

6. has any change in ownership, which is considered to be 10% or more of its stock and/or a change in managment;

7. fails to remit premiums/losses in accordance with the terms of this Agreement.
     The coverage afforded by this Agreement shall cease as of the date of termination except in the case of failure to remit premium, termination shall be effective as at the date through which premium has been paid.

Subject to the Special Termination items above, the party giving notice shall have the option to return or request the return of the unearned premium, if any, on the business in force at the date of cancellation, less any commission allowed thereon. Thereby terminating this agreement on a cutoff basis.

If the Reinsurer requests termination on a Cutoff basis, such termination shall not apply to business written restricted by the state regulatory authority.

                       Private Passenger Auto Exclusions

A.   This Agreement does not apply to and specifically excludes the following:

1.   Financial Guarantee and insolvency;

2. Business written to apply in excess of a deductible of more than $5,000, and business issued to apply specifically in excess over underlying insurance;

3. Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association, but this exclusion shall not apply to Assigned Risk Plans or similar plans.

4. Automobile Liability insurance relating to the ownership, maintenance or use of:

     A.   A Taxicab, public livery conveyance or bus;

     B. An ambulance, fire department or law enforcement, private emergency vehicle or other municipal equipment;

     C.   A racing or exhibition vehicle;

     D.   Rental and leasing of all motor vehicles;

     E. Commercial automobiles, except service vehicles used by Craftsmen and Artisans up to a maximum of one ton;

     F. Risks engaged in the transportation or distribution of munitions and explosives such as, but not limited to: liquid hydrogen, nitrogen, chlorine, fireworks, fuses, dynamite, nitroglycerine, ammonia nitrate, anhydrous ammonia, celluloid, pryroxline, or their derivatives, LGP, butane, propane and gasoline;

     G.   Recreational and high performance vehicles.

     H.   Policies sold to celebrity persons.

5.   Any automobile not classified as private passenger automobile.

6. Business written on a co-surety or co-indemnity basis not controlled by the Company.

7.   Loss or damage arising from pollution and environment impairment.

8. Loss or damage resulting from any of the following lines of business; Ocean Marine, Accident and Health, Worker's Compensation, Aircraft (all perils), Fidelity, Surety, Glass, Boiler and Machinery, Credit, Title, and/or Life.

If any business falling within the scope of one or more of the exclusions is assigned to the Company under an Assigned Risk Plan, such exclusion(s) shall not apply, it being understood and agreed that the limits of liability prescribed in such Assigned Risk Plan

Definitions:
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Recreational Vehicles include: road buggies, dune buggies, caravans, motor coaches and motor homes.

Celebrity Persons include: actors (guild and/or association membership), professional athletes (with league membership), olympic athletes, college athletes, radio personalities, news broadcasters, musicians, authors/writers (of published works), and models.